================================================================================


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   December 30, 1999


                               SCHLUMBERGER N.V.
                            (Schlumberger Limited)
              (Exact name of registrant as specified in charter)

     Netherlands Antilles                 001-04601                           52-0684746
 (State or other jurisdiction       (Commission File No.)        (I.R.S. Employer Identification No.)
      of incorporation)

    42, rue Saint-Dominque             277 Park Avenue                      Parkstraat 83
     Paris, France 75007        New York, New York, USA 10172                 The Hague
       (33-1) 4062-1000                (212) 350-9400                      The Netherlands
                                                                               2514 JG
                                                                           (31-70) 310-5447

  (Address, including Zip Code, and Telephone Number, Including Area Code, of
                         Principal Executive Offices)


================================================================================

Item 2.  Acquisition or Disposition of Assets.

     On December 30, 1999, we completed the spin-off of our offshore contract drilling business, Sedco Forex Holdings Limited, to our shareholders. On that date, each of our shareholders received one share of Sedco Forex for each share of Schlumberger common stock owned as of December 20, 1999. On December 31, 1999, Sedco Forex merged with a subsidiary of Transocean Offshore Inc. A copy of our December 31, 1999 press release regarding the spin-off and the merger is attached to this current report on Form 8-K as Exhibit 99 and is incorporated into this report by this reference.

     In connection with the spin-off of Sedco Forex, each option to acquire Schlumberger common stock outstanding under our employee stock option plans has been equitably adjusted to reflect the approximate decrease in the fair market value of Schlumberger common stock resulting from the spin-off. As a result, the number of shares purchasable under each option has been increased by multiplying the number of shares by a factor of 1.099 and the exercise price per share of each option has been decreased by dividing the exercise price by a factor of
1.099. Appropriate rounding adjustments were also made.

     The table below shows, for each of our registration statements on Form S-8, the number of shares available for issuance under that Form S-8 prior to the adjustment for the spin-off and the number of shares available for issuance under that Form S-8 after being adjusted for the spin-off by the factor described above.

                                                                         Registered Shares      Registered Shares
                                                                          Available Prior        Available After
                          Form S-8                                         to Adjustment           Adjustment
                          --------                                       -----------------      -----------------
Reg. No. 333-62545 filed August 31, 1998                                      1,582,824               1,739,523
   1997 Long-Term Incentive Plan of Camco International Inc.
   Long-Term Incentive Plan of Camco International Inc.
   Production Operators Corp. 1992 Long-Term Incentive Plan
   Camco 1996 Savings Related Share Option Scheme
   Camco International Inc. Amended and Restated Stock Option Plan
    for Nonemployee Directors
Reg. No. 333-40227 filed November 14, 1997                                        1,922                   2,112
   Interactive Video Systems, Inc. 1995 Incentive Stock Option Plan
Reg. No. 33-86424 filed November 17, 1994                                    18,747,314              20,603,298
   Schlumberger 1994 Stock Option Plan
Reg. No. 33-35606 filed June 27, 1990                                         8,952,264               9,838,538
   Schlumberger 1989 Stock Incentive Plan
Reg. No. 33-47592 filed May 15, 1992                                             33,179                  36,463
   Schlumberger Discounted Stock Purchase Plan

Item 5.  Other Events

     (a) Submission of matters to a vote of shareholders

     A special general meeting of our shareholders was held on December 10, 1999. At that meeting, our shareholders voted to approve the spin-off of Sedco Forex. There were 549,851,321 shares of our common eligible to be voted at the meeting, of which 371,661,164 shares were voted. The results were as follows:

               For                           368,722,084.02

               Against                         1,281,903.46

               Abstain                         1,657,176.52

     (b) Earnings charge

     On January 10, 2000, Schlumberger announced that it will record the following fourth quarter 1999 charges:

     . $50 million as part of discontinued operations for costs directly associated with the spin-off of its offshore drilling business to shareholders.

     . $37 million against income from continuing operations related to the restructuring of its land drilling activity because of the spin-off.

     . $26 million against income from continuing operations related primarily to the reduction of its marine seismic fleet.

The total charge to income from continuing operations will be $63 million ($0.11 per share).


Item 7.  Financial Statements and Exhibits

     (a) Pro Forma Financial Information.

         Unaudited Condensed Pro Forma Balance Sheet as of September 30, 1999..................................  F-2
         Unaudited Condensed Pro Forma Statement of Operations for the Nine Months Ended September 30, 1999....  F-3
         Unaudited Condensed Pro Forma Statement of Operations for the Nine Months Ended September 30, 1998....  F-4
         Unaudited Condensed Pro Forma Statement of Operations for the Year Ended December 31, 1998............  F-5
         Unaudited Condensed Pro Forma Statement of Operations for the Year Ended December 31, 1997............  F-6
         Unaudited Condensed Pro Forma Statement of Operations for the Year Ended December 31, 1996............  F-7
         Notes to Unaudited Condensed Pro Forma Financial Statements...........................................  F-8

     (b) Exhibits.

     2.1 - Agreement and Plan of Merger dated as of July 12, 1999 among Schlumberger Limited, Sedco Forex Holdings Limited and Transocean Offshore Inc. (incorporated by reference to Annex A of our Schedule 14A Proxy Statement filed November 1, 1999)

     2.2 - Distribution Agreement dated as of July 12, 1999 between Schlumberger Limited and Sedco Forex Holdings Limited (incorporated by reference to Annex B of our Schedule 14A Proxy Statement filed November 1, 1999)

     99.1 - Press Release dated December 31, 1999 announcing the completion of the spin-off and the merger

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SCHLUMBERGER N.V.
                                     (Schlumberger Limited)

                                          /s/   JACK LIU
Dated:  January 10, 1999             By: _________________________________
                                         Name:  Jack Liu
                                         Title: Executive Vice President-Finance
                                                Chief Financial Officer
                                                Chief Accounting Officer

              Unaudited Condensed Pro Forma Financial Statements

     The following unaudited condensed pro forma financial statements of Schlumberger reflect the spin-off of Sedco Forex and other related party adjustments in connection with the spin-off.

     We derived these unaudited condensed pro forma financial statements from the audited and unaudited financial statements of Schlumberger and Sedco Forex for the periods indicated. The statements of operations assume the spin-off was completed on January 1 of the period presented. The balance sheet assumes the spin-off was completed on September 30, 1999.

     If the spin-off had been completed earlier, Schlumberger and Sedco Forex might have performed differently. You should not rely on the pro forma financial information as an indication of the financial position or results of operations that Schlumberger or Sedco Forex would have achieved had the spin-off taken place earlier or of the future results that Schlumberger or Sedco Forex will achieve after the spin-off.

     Schlumberger is expected to incur fees and expenses of approximately $50 million in connection with the spin-off and related transactions.

                  Unaudited Condensed Pro Forma Balance Sheet
                           As of September 30, 1999

                                                        Historical                                            Pro Forma
                                             -------------------------------
                                             Schlumberger        Sedco Forex         Adjustments(1)         Schlumberger
                                             ------------        -----------         --------------         ------------
                                                            (amounts in thousands)
Cash and Cash Equivalents................     $ 4,021,531         $   25,560          $       (9,440)(a)     $  3,986,531
Accounts Receivable......................       2,694,001            164,303                      --            2,529,698
Other Current Assets.....................       1,922,464            139,659                 387,840(b)         2,170,645
                                              -----------         ----------          --------------         ------------
     Total Current Assets................       8,637,996            329,522                 378,400            8,686,874

Long-Term Investments, held to maturity..         694,679                 --                      --              694,679
Property and Equipment, net..............       4,869,269          1,229,435                      --            3,639,834
Goodwill and Intangibles, net............       1,321,744                 --                      --            1,321,744
Other Assets.............................         835,710             58,510                   1,000(c)           778,200
                                              -----------         ----------          --------------         ------------
Total Assets.............................      16,359,398          1,617,467                 379,400           15,121,331
                                              ===========         ==========          ==============         ============

Current Liabilities......................     $ 3,716,014         $  344,032                 106,989(d)         3,478,971
Long-Term Debt...........................       3,563,146             72,753                      --            3,490,393
Related Party Debt.......................              --            502,163                 502,163(e)                --
Postretirement Benefits and Other
     Credits.............................         794,126             97,827                   9,021(f)           705,320
Shareholders Equity......................       8,286,112            600,692                (238,773)(g)        7,446,647
                                              -----------         ----------          --------------         ------------
Total Liabilities and Shareholders'
   Equity................................     $16,359,398          1,617,467                 379,400           15,121,331
                                              ===========         ==========          ==============         ============

_______________

(1) See Notes to the Schlumberger Unaudited Condensed Pro Forma Financial Statements.

             Unaudited Condensed Pro Forma Statement of Operations
                 For the Nine Months Ended September 30, 1999

                                           Historical                                           Pro Forma
                                -------------------------------
                                Schlumberger        Sedco Forex         Adjustments            Schlumberger
                                ------------        -----------         -----------            ------------
                                              (amounts in thousands, except per share amounts)
Revenue:
    Operating                   $ 6,730,040          $   514,393        $          -           $   6,215,647
    Interest and other Income       286,534                8,818                   -                 277,716
                                -----------          -----------        ------------           -------------
                                  7,016,574              523,211                   -               6,493,963
                                -----------          -----------        ------------           -------------

Expenses:
    Cost of goods sold and        5,382,887              438,788              31,546   (1)         4,975,645
    services
    Research & engineering          398,565                9,026                   -                 389,539
    Marketing                       324,006                  810                   -                 323,196
    General                         300,904               11,683                   -                 289,221
    Interest                        142,420                9,512                   -                 132,908
                                -----------          -----------        ------------           -------------
                                  6,548,782              469,819              31,546               6,110,509
                                -----------          -----------        ------------           -------------

    Income before taxes             467,792               53,392             (31,546)                382,854
    Taxes on income                 112,357                  366                   -                 111,991
                                -----------          -----------        ------------           -------------
Net Income                      $   355,435          $    53,026             (31,546)          $     270,863
                                ===========          ===========        ============           =============

Earnings Per Share:
    Basic                             $0.64                                                    $        0.50
                                ===========                                                    =============
    Diluted                           $0.64                                                    $        0.48
                                ===========                                                    =============

Weighted Average Shares
 Outstanding:
    Basic                           547,386                                        -                 547,386
                                ===========                             ============           =============
    Diluted                         562,998                                     (256)   (2)          562,742
                                ===========                             ============           =============

Depreciation and Amortization
    included in Expenses        $   848,911          $    96,137         $         -           $     752,774
                                ===========          ===========         ===========           =============

(1) The $31,546 represents insurance premiums paid to third party insurance companies for some risks where the insurance risk is then assumed by a Schlumberger wholly owned affiliated company through a reinsurance program. In the consolidated accounts of Schlumberger, the Sedco Forex insurance premium expense is eliminated against the insurance premium income received by the affiliated company.

(2) The 256 represents the elimination of the dilutive effect of Sedco Forex employees' unexercised stock options.

             Unaudited Condensed Pro Forma Statement of Operations
                 For the Nine Months Ended September 30, 1998

                                           Historical                                           Pro Forma
                                -------------------------------
                                Schlumberger        Sedco Forex         Adjustments            Schlumberger
                                ------------        -----------         -----------            ------------
                                              (amounts in thousands, except per  share amounts)
Revenue:
    Operating                   $   9,040,053       $   824,481         $           -          $   8,215,572
    Interest and other Income         120,989             5,019                     -                115,970
                                -------------       -----------         -------------          -------------
                                    9,161,042           829,500                     -              8,331,542
                                -------------       -----------         -------------          -------------

Expenses:
    Cost of goods sold and          6,956,899           503,884                40,995   (1)        6,494,010
    services
    Research & engineering            430,884             8,731                     -                422,153
    Marketing                         349,081                 -                     -                349,081
    General                           341,439            19,126                     -                322,313
    Interest                           92,854            12,278                     -                 80,576
                                -------------       -----------         -------------          -------------
                                    8,171,157           544,019                40,995              7,668,133
                                -------------       -----------         -------------          -------------

    Income before taxes               989,885           285,481               (40,995)               663,409
    Taxes on income                   252,532            35,017                     -                217,515
                                -------------       -----------         -------------          -------------
Net Income                      $     737,353       $   250,464         $     (40,995)         $     445,894
                                =============       ===========         =============          =============

Earnings Per Share:
    Basic                       $        1.36                                                  $        0.82
                                =============                                                  =============
    Diluted                     $        1.31                                                  $        0.79
                                =============                                                  =============

Weighted Average Shares
 Outstanding:
    Basic                             543,800                                       -                543,800
                                =============                           =============          =============
    Diluted                           563,137                                    (315)  (2)          562,822
                                =============                           =============          =============

Depreciation and Amortization
    included in Expenses        $     845,088       $    92,661         $           -          $     752,427
                                =============       ===========         =============          =============


(1) $40,995 represents insurance premiums paid to third party insurance companies for some risks where the insurance risk is then assumed by a Schlumberger wholly owned affiliated company through a reinsurance program. In the consolidated accounts of Schlumberger, the Sedco Forex insurance premium expense is eliminated against the insurance premium income received by the affiliated company.


(2) The 315 represents the elimination of the dilutive effect of Sedco Forex employees' unexercised stock options.

             Unaudited Condensed Pro Forma Statement of Operations
                     For the Year Ended December 31, 1998

                                           Historical                                           Pro Forma
                                -------------------------------
                                Schlumberger        Sedco Forex         Adjustments            Schlumberger
                                ------------        -----------         -----------            ------------
                                              (amounts in thousands, except per  share amounts)
Revenue:
    Operating                   $   11,815,553       $  1,090,523        $        -            $ 10,725,030
    Interest and other Income          181,756              8,750                 -                 173,006
                                --------------       ------------        ----------            ------------
                                    11,997,309          1,099,273                 -              10,898,036
                                --------------       ------------        ----------            ------------

Expenses:
    Cost of goods sold and           9,034,409            674,685            54,659   (1)         8,414,383
    services
    Research & engineering             568,225             11,343                 -                 556,882
    Marketing                          467,592                  -                 -                 467,592
    General                            454,049             26,274                 -                 427,775
    Interest                           150,161             12,950                 -                 137,211
                                --------------       ------------        ----------            ------------
                                    10,674,436            725,252            54,659              10,003,843
                                --------------       ------------        ----------            ------------

    Income before taxes              1,322,873            374,021           (54,659)                894,193
    Taxes on income                    308,674             32,443                 -                 276,231
                                --------------       ------------        ----------            ------------
Net Income                      $    1,014,199       $    341,578        $  (54,659)           $    617,962
                                ==============       ============        ==========            ============

Earnings Per Share:
    Basic                       $         1.87                                                 $       1.14
                                ==============                                                 ============
    Diluted                     $         1.81                                                 $       1.10
                                ==============                                                 ============

Weighted Average Shares
 Outstanding:
    Basic                              544,338                                    -                 544,338
                                ==============                           ==========            ============
    Diluted                            561,855                                 (288)  (2)           561,567
                                ==============                           ==========            ============

Depreciation and Amortization
    included in Expenses        $    1,136,290       $    124,708        $        -            $  1,011,582
                                ==============       ============        ==========            ============

(1) The $54,659 represents insurance premiums paid to third party insurance companies for some risks where the insurance risk is then assumed by a Schlumberger wholly owned affiliated company through a reinsurance program. In the consolidated accounts of Schlumberger, the Sedco Forex insurance premium expense is eliminated against the insurance premium income received by the affiliated company.

(2) The 288 represents the elimination of the dilutive effect of Sedco Forex employees' unexercised stock options.

             Unaudited Condensed Pro Forma Statement of Operations
                     For the Year Ended December 31, 1997

                                           Historical                                           Pro Forma
                                -------------------------------
                                Schlumberger        Sedco Forex         Adjustments            Schlumberger
                                ------------        -----------         -----------            ------------
                                              (amounts in thousands, except per  share amounts)
Revenue:
     Operating                  $  11,543,431       $    891,334         $           -          $   10,652,097
     Interest and other Income        111,334              8,242                     -                 103,092
                                -------------       ------------         -------------          --------------
                                   11,654,765            899,576                     -              10,755,189
                                -------------       ------------         -------------          --------------

Expenses:
     Cost of goods sold and         8,372,714            561,784                36,866   (1)         7,847,796
     services
     Research & engineering           519,365              9,803                     -                 509,562
     Marketing                        433,911                  -                     -                 433,911
     General                          428,505             15,891                     -                 412,614
     Interest                          95,316             19,639                     -                  75,677
                                -------------       ------------         -------------          --------------
                                    9,849,811            607,117                36,866               9,279,560
                                -------------       ------------         -------------          --------------

     Income before taxes            1,804,954            292,459               (36,866)              1,475,629
     Taxes on income                  420,405             32,004                     -                 388,401
                                -------------       ------------        --------------          --------------
Net Income                      $   1,384,549       $    260,455        $      (36,866)         $    1,087,228
                                =============       ============        ==============          ==============

Earnings Per Share:
     Basic                      $        2.57                                                   $         2.02
                                =============                                                   ==============
     Diluted                    $        2.47                                                   $         1.94
                                =============                                                   ==============

Weighted Average Shares
 Outstanding:
     Basic                            539,330                                        -                 539,330
                                =============                           ==============          ==============
     Diluted                          559,653                                     (220)   (2)          559,433
                                =============                           ==============          ==============

Depreciation and Amortization
     included in Expenses       $   1,035,003       $    110,780        $            -          $      924,223
                                =============       ============        ==============          ==============

(1) The $36,866 represents insurance premiums paid to third party insurance companies for some risks where the insurance risk is then assumed by a Schlumberger wholly owned affiliated company through a reinsurance program. In the consolidated accounts of Schlumberger, the Sedco Forex insurance premium expense is eliminated against the insurance premium income received by the affiliated company.

(2) The 220 represents the elimination of the dilutive effect of Sedco Forex employees' unexercised stock options.

             Unaudited Condensed Pro Forma Statement of Operations
                     For the Year Ended December 31, 1996

                                                  Historical                                           Pro Forma
                                       -------------------------------
                                       Schlumberger        Sedco Forex         Adjustments            Schlumberger
                                       ------------        -----------         -----------            ------------
                                                     (amounts in thousands, except per share amounts)
Revenue:
     Operating                         $    9,701,685       $    663,245        $        -             $  9,038,440
     Interest and other Income                 72,818              8,066                 -                   64,752
                                       --------------       ------------        ----------             ------------
                                            9,774,503            671,311                 -                9,103,192
                                       --------------       ------------        ----------             ------------
Expenses:
     Cost of goods sold and services        7,282,010            476,374            27,043  (1)           6,832,679
     Research & engineering                   478,875             10,179                 -                  468,696
     Marketing                                399,808                  -                 -                  399,808
     General                                  422,327             13,800                 -                  408,527
     Interest                                  79,862              7,887                 -                   71,975
     Unusual items                            333,091                  -                 -                  333,091
                                       --------------       ------------        ----------             ------------
                                            8,995,973            508,240            27,043                8,514,776
                                       --------------       ------------        ----------             ------------

     Income before taxes                      778,530            163,071           (27,043)                 588,416
     Taxes on income                         (140,957)            15,536                 -                 (156,493)
                                       --------------       ------------        ----------             ------------
Net Income                             $      919,487       $    147,535        $  (27,043)            $    744,909
                                       ==============       ============        ==========             ============
Earnings Per Share:
     Basic                             $         1.72                                                  $       1.39
                                       ==============                                                  ============
     Diluted                           $         1.69                                                  $       1.37
                                       ==============                                                  ============
Weighted Average Shares Outstanding:
     Basic                                    534,298                                    -                  534,298
                                       ==============                           ==========             ============
     Diluted                                  545,609                                 (156) (2)             545,453
                                       ==============                           ==========             ============

Depreciation and Amortization
     included in Expenses              $      940,582       $    103,610        $        -             $    836,972
                                       ==============       ============        ==========             ============

(1) The $27,043 represents insurance premiums paid to third party insurance companies for some risks where the insurance risk is then assumed by a Schlumberger wholly owned affiliated company through a reinsurance program. In the consolidated accounts of Schlumberger, the Sedco Forex insurance premium expense is eliminated against the insurance premium income received by the affiliated company.

(2) The 156 represents the elimination of the dilutive effect of Sedco Forex employees' unexercised stock options.

                    Notes to Unaudited Condensed Pro Forma
                             Financial Statements

   (Amounts in thousands, except for per share amounts or unless otherwise indicated)


(1) The unaudited condensed pro forma balance sheet eliminates the amounts of the historical Sedco Forex balance sheet and reflects the pro forma adjustments to reflect the following transactions between Schlumberger and Sedco Forex effected prior to the spin-off as required by the distribution agreement dated July 12, 1999 between Schlumberger and Sedco Forex relating to the spin-off.

          . Cash is adjusted to the required minimum cash balance of $35 million;

          . Certain assets and liabilities included in the historical Sedco Forex accounts are retained by Schlumberger;

          .    Related party receivable and payable balances are eliminated;

          . Related party debt is adjusted to $313 million, which represents the actual amount transferred in the spin-off.

          . The net amount of the pro forma distribution is treated as an adjustment to the net shareholder's equity of Sedco Forex.

     A summary of the pro forma distribution agreement adjustments by balance sheet caption is as follows:

               (a) Cash and cash equivalents - Represents the cash adjustment to increase Sedco Forex cash to the $35 million required minimum cash balance.

               (b) Other current assets - A reconciliation of the pro forma distribution agreement adjustments to other current assets is as follows:

               Estimated deferred tax assets retained by Schlumberger...  $  2,000
               Estimated related party receivables......................    73,068
               To eliminate related party debt and establish a
                 receivable from Transocean pursuant to the distribution
                 agreement..............................................   312,772
                                                                          --------
                    Total pro forma adjustment to other current assets..  $387,840
                                                                          ========

               (c) Other assets - Represents estimated deferred tax assets retained by Schlumberger.

               (d) Current liabilities - A reconciliation of the pro forma distribution agreement adjustments to current liabilities is as follows:

               Estimated employee benefit and other liabilities retained by Schlumberger..  $ 30,000
               Estimated current tax liabilities retained by Schlumberger.................    15,000
               Eliminated related party payables..........................................    61,989
                                                                                            --------
                    Total pro forma adjustment to other current liabilities...............  $106,989
                                                                                            ========

               (e) Related Party - Represents adjustment to reflect related party debt:


               Amount actually transferred on closing date................................  $189,391
               To eliminate related party debt and establish a receivable from Transocean
                pursuant to the distribution agreement....................................   312,772
                                                                                            --------
                                                                                            $502,163
                                                                                            ========

               (f) Deferred taxes and other credits - A reconciliation of the pro forma distribution agreement adjustments to deferred taxes and other credits is as follows:

               Postretirement benefit liability retained by Schlumberger.......  $ 5,521
               Other employee-related liabilities retained by Schlumberger.....    3,500
                                                                                 -------
               Total pro forma adjustment to deferred taxes and other credits..  $ 9,021
                                                                                 =======

               (g) Shareholder's equity - A reconciliation of the pro forma distribution agreement adjustments to shareholder's equity is as follows:

               Net liabilities to be retained by Schlumberger...........      $  (51,021)
               Cash adjustment for required minimum cash balance........          (9,440)
               Adjustment to related party debt.........................        (189,391)
               Settlement of related party receivables and payables.....          11,079
                                                                              ----------
                     Total pro forma adjustment to shareholder's equity..     $ (238,773)
                                                                              ==========

                               INDEX TO EXHIBITS

Number                                 Exhibit
------                                 -------

 2.1    -   Agreement and Plan of Merger dated as of July 12, 1999 among
            Schlumberger Limited, Sedco Forex Holdings Limited and Transocean
            Offshore Inc. (incorporated by reference to Annex A of our Schedule
            14A Proxy Statement filed November 1, 1999)

 2.2    -   Distribution Agreement dated as of July 12, 1999 between
            Schlumberger Limited and Sedco Forex Holdings Limited (incorporated by reference to Annex B of our Schedule 14A Proxy Statement filed
            November 1, 1999)

 99.1   -   Press Release dated December 31, 1999 announcing the completion of the spin-off and the merger